                                                                   EXHIBIT 10.25



                  FIRST AMENDMENT (this "AMENDMENT"), dated December 31, 1996, to "CREDIT AGREEMENT" dated July 19, 1996 by and among TRIUMPH GROUP HOLDINGS, INC., f/k/a The Triumph Group, Inc. (the "COMPANY") as a Borrower; each of the other BORROWERS; TRIUMPH GROUP INC., f/k/a The Triumph Group Holdings, Inc. (the "GUARANTOR"); the BANKS; and PNC BANK, NATIONAL ASSOCIATION, as "AGENT" for the Banks.

                  WHEREAS, the Guarantor has completed its IPO;

                  WHEREAS, the Guarantor has changed its name to "Triumph Group, Inc." and the Company has changed its name to "Triumph Group Holdings, Inc.";

                  WHEREAS, the parties have agreed to restructure the credit facilities by converting the Term Loan into a Revolving Credit Loan and increasing the Revolving Credit Commitment to $85,000,000;

                  WHEREAS, the Agent is willing to give the Borrowers "pro-forma" credit for the IPO and reduce the rates at which Commitment Fees, Letter of Credit Fees and interest rate margins are calculated to Level II under the Pricing Grid, effective immediately and lasting at least until the Agent receives the Borrowers' compliance certificate for the quarter ending December 31, 1996;

                  WHEREAS, the parties have agreed to replace the Debt Service Coverage Ratio requirement with an Interest Coverage Ratio requirement; and

                  WHEREAS, since July 19, 1996 Advanced Materials
Technologies Inc. and Special Processes of Arizona, Inc. have become Subsidiaries and are required under Section 8.2.9 of the Credit Agreement to become Borrowers.

                  NOW, THEREFORE, intending to be legally bound, the parties agree as follows:

                  1. Defined Terms. Capitalized terms not otherwise defined in this Amendment will have the meanings that the Credit
Agreement gives to those terms.

                  2. Amendments to Credit Agreement. The Credit Agreement is hereby amended as follows:

                    (A) Section 1.1 Certain Definitions. The definition of "Debt Service Coverage Ratio" is deleted; and all references to the Debt Service Coverage Ratio in the Credit Agreement are replaced with references to the "Interest Coverage Ratio," defined as follows:

                  INTEREST COVERAGE RATIO SHALL MEAN FOR ANY PERIOD OF DETERMINATION THE RATIO OF (i) CONSOLIDATED NET INCOME (BEFORE EXTRAORDINARY ITEMS) FOR SUCH PERIOD PLUS THE AMOUNT OF INCOME TAX EXPENSE AND CONSOLIDATED INTEREST EXPENSE DEDUCTED FROM EARNINGS IN DETERMINING SUCH CONSOLIDATED NET INCOME TO (ii) CONSOLIDATED INTEREST EXPENSE FOR SUCH PERIOD.

                  (B) Article 3 Term Loans. The Term Loan, the outstanding principal balance of which is $33,750,000 as of today, shall be deemed repaid in full and refunded with the proceeds of a Revolving Credit Loan on December 31, 1996. The Term Loan Commitment is hereby terminated and all references to Term Loans in the Credit Agreement are deleted.

                  (C) Section 8.2.16 Minimum Interest Coverage Ratio. The minimum Debt Service Coverage Ratio requirement of Section 8.2.16 is deleted and replaced with a minimum Interest Coverage Ratio requirement, to read as follows:

                  THE BORROWER SHALL NOT PERMIT THE INTEREST COVERAGE RATIO, CALCULATED AS OF THE END OF EACH FISCAL QUARTER FOR THE FOUR FISCAL QUARTERS THEN ENDED, TO BE LESS THAN 2.5 TO 1.0. FOR PURPOSES OF DETERMINING THE INTEREST COVERAGE RATIO FOR THE QUARTER ENDING DECEMBER 31, 1996, THE BORROWERS MAY CALCULATE CONSOLIDATED INTEREST EXPENSE ON A PRO-FORMA BASIS BY GIVING EFFECT TO THE IPO FOR THE ENTIRE QUARTER.

                  (D) Schedule 1.1(B) Commitments of Banks. Schedule 1.1(B) to the Credit Agreement is replaced with Schedule 1.1(B) attached to this Amendment.

                  3. Pricing. Notwithstanding anything in the Credit Agreement to the contrary, pricing will be at level II under the Pricing Grid from January 1, 1997 until a change is necessitated by the Total Indebtedness to EBITDA Ratio for a quarter ending on or after December 31, 1996.

                  4. Joinder of New Borrowers. Advanced Materials Technologies Inc. and Special Processes of Arizona, Inc. each (a) hereby becomes a Borrower under the Credit Agreement; (b) joins in and agrees to be bound by and perform in accordance with the terms of the Credit Agreement; and
(c) confirms that it is jointly and severally liable with the other Borrowers to the Banks for all Obligations. Each and every reference to the term "Borrowers" in the Credit Agreement shall be deemed to include Advanced Materials Technologies Inc. and Special Processes of Arizona, Inc. from and after today.

                  5. Conditions to Amendment. The effectiveness of this Amendment and the obligation of the Bank to refund the Term Loan with a new Revolving Credit Loan is subject to the satisfaction of the following conditions:

                           (A) A replacement Revolving Credit Note in the
principal amount of $85,000,000 shall have been delivered to PNC
Bank, National Association;

                           (B) The representations and warranties of the Loan
Parties contained in Article 6 of the Credit Agreement shall be true as though such representations and warranties had been made today, except (i) representations and warranties which expressly relate solely to an earlier date or time, which representations and warranties shall continue to be true as of the specific dates or times referred to therein and (ii) for the Guarantor's capitalization and ownership as shown on Schedule 6.1.2, which changed upon and following the IPO;

                           (C) The Loan Parties shall have performed and
complied with all covenants and conditions of the Credit
Agreement as amended hereby;

                           (D) No Event of Default or Potential Default shall
have occurred and be continuing or shall exist; and

                           (E) The Borrowers shall have delivered to the
Agent a duly executed and completed Loan Request for the new Revolving Credit Loan.

                  6. Continuing Effectiveness of Credit Agreement and Other Loan Documents. Except as amended hereby, the Credit
Agreement and other Loan Documents remain in full force and effect.

                  IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.


ATTEST:                                           TRIUMPH GROUP HOLDINGS, INC.
                                                  (f/k/a The Triumph Group,
                                                  Inc.)


____________________________                      By:_______________________
Name: Richard M. Eisenstaedt                      Name: John R. Bartholdson
Title: Secretary                                  Title: President


ATTEST:                                           THE TRIUMPH GROUP OPERATIONS,
                                                  INC.


____________________________                      By:________________________
Name: Richard M. Eisenstaedt                      Name: John R. Bartholdson
Title: Secretary                                  Title: Senior Vice President

ATTEST:                                           TRIUMPH CONTROLS, INC.


____________________________                      By:________________________
Name: Richard M. Eisenstaedt                      Name: John R. Bartholdson
Title: Secretary                                  Title: Vice President

ATTEST:                                           AEROSPACE TECHNOLOGIES, INC.

____________________________                      By:________________________
Name: Richard M. Eisenstaedt                      Name: John R. Bartholdson
Title: Secretary                                  Title: Vice President

ATTEST:                                           KILROY STEEL, INC.


____________________________                      By:________________________
Name: Richard M. Eisenstaedt                      Name: John R. Bartholdson
Title: Secretary                                  Title: Vice President

ATTEST:                                           KILROY STRUCTURAL STEEL CO.


____________________________                      By:________________________
Name: Richard M. Eisenstaedt                      Name: John R. Bartholdson
Title: Secretary                                  Title: Vice President


ATTEST:                                           TRIUMPH GROUP INC. (f/k/a The
                                                  Triumph Group Holdings, Inc.),
                                                  as Guarantor


____________________________                      By:_________________________
Name: Richard M. Eisenstaedt                      Name: John R. Bartholdson
Title: Secretary                                  Title: Senior Vice President


ATTEST:                                           ADVANCED MATERIALS
                                                  TECHNOLOGIES INC.


____________________________                      By:________________________
Name: Richard M. Eisenstaedt                      Name: John R. Bartholdson
Title: Secretary                                  Title: Vice President


ATTEST:                                           SPECIAL PROCESSES OF ARIZONA,
                                                  INC.


____________________________                      By:________________________
Name: Richard M. Eisenstaedt                      Name: John R. Bartholdson
Title: Secretary                                  Title: Vice President

                                                  PNC BANK, NATIONAL
                                                  ASSOCIATION, individually and
                                                  as Agent


                                                  By:_________________________

                                                  Title:_______________________

                                   Replacement
                                 SCHEDULE 1.1(B)

                              COMMITMENTS OF BANKS

                                   Revolving
                                   Credit
Bank                               Commitment        Ratable Share
----                               ----------        -------------

PNC Bank, National Association      $85,000,000      100%